UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015 and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Press Release Issued on September 24, 2015

Attached hereto is a press release that Casella issued on September 24, 2015 announcing that it had filed with the SEC its definitive proxy materials relating to the 2015 Annual Meeting.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

PRESS RELEASE ISSUED ON SEPTEMBER 24, 2015

CASELLA WASTE SYSTEMS FILES DEFINITIVE PROXY MATERIALS IN CONNECTION

WITH 2015 ANNUAL MEETING OF STOCKHOLDERS

Urges Stockholders to Vote the WHITE Proxy Card

RUTLAND, VT., September 24, 2015 – Casella Waste Systems, Inc. (Nasdaq: CWST) (“Casella” or the “Company”), a regional solid waste, recycling, and resource management services company, today announced that it has filed definitive proxy materials with the Securities and Exchange Commission (the “SEC”) in connection with its 2015 Annual Meeting of Stockholders, to be held on November 6, 2015 (the “2015 Annual Meeting”). The record date for determining those stockholders eligible to receive notice of, and to vote at, the 2015 Annual Meeting was September 18, 2015.

In order for stockholders to have convenient access to all relevant information from Casella concerning the 2015 Annual Meeting, the Company has developed a website dedicated to the 2015 Annual Meeting, which is accessible at www.casellashareholders.com. As previously disclosed, JCP Investment Management, LLC and the other participants in its solicitation (the “JCP Group”) have indicated that they intend to conduct a proxy contest and seek the election at the 2015 Annual Meeting of two director candidates in opposition to the highly qualified and very experienced nominees unanimously recommended by the Casella Board.

In Casella’s definitive proxy statement, which is being mailed to stockholders together with Casella’s Transition Report for the transition period from May 1, 2014 to December 31, 2014 and Casella’s WHITE proxy card, the Casella Board recommends that stockholders vote on the WHITE proxy card FOR the election of all three of Casella’s highly qualified and very experienced nominees, John W. Casella, William P. Hulligan and James E. O’Connor, and discard the gold proxy card or voting instruction form they may receive from the JCP Group. Stockholders are urged to promptly vote the WHITE proxy card enclosed with the proxy statement via internet, telephone or mail by following the instructions provided.

Casella is being advised in connection with the proxy contest by Wilmer Cutler Pickering Hale and Dorr LLP and Morgan, Lewis & Bockius LLP. Mackenzie Partners, Inc. is serving as Casella’s proxy solicitor.

About Casella Waste Systems, Inc.

Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services in the northeastern United States. For further information, investors may contact Ned Coletta, Chief Financial Officer at (802) 772-2239; media may contact Joseph Fusco, Vice President at (802) 772-2247; and anyone may visit the Company’s website at http://www.casella.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Casella are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by JCP Investment Management, LLC and the other participants in its solicitation, Casella’s initiatives to improve the Company’s performance and increase its growth and profitability, Casella’s future operational and financial performance, Casella’s actions taken or contemplated to enhance its long-term prospects and enhance value for its stockholders, Casella’s efforts to execute on and implement its strategic plan, Casella’s plans to simplify its business structure, Casella’s actions taken or contemplated with respect to corporate and board governance, Casella’s plans to improve its cash flows and reduce its risk exposure by divesting or closing operations that do not fit within its core strategy, Casella’s plans to strengthen its balance sheet, promote financial flexibility and position the Company to achieve its target growth trajectory and Casella’s plans to achieve its three (3) year financial objectives and to drive additional value creation for the benefit of all its stockholders. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions and, accordingly, are not guarantees of future performance. Such forward-looking statements, and all phases of Casella’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in Casella’s forward-looking statements. There are a number of important risks and uncertainties that could cause Casella’s actual events to differ materially from those indicated or implied by such forward-looking statements. These additional risks and uncertainties include, without limitation, risks related to the actions of JCP and other activist shareholders, including the amount of related costs incurred by Casella and the disruption caused to Casella’s business activities by these actions and those risks detailed in Item 1A, “Risk Factors” in Casella’s Form 10-KT for the transition period ended December 31, 2014, in its Form 10-Q for the quarterly period ended June 30, 2015 and in its subsequent filings with the SEC. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Casella undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive Proxy Statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive Proxy Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive Proxy Statement, any amendments or supplements to the definitive Proxy Statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

CONTACTS

Investors:

Ned Coletta

Chief Financial Officer

(802) 772-2239

Media:

Joseph Fusco

Vice President

(802) 772-2247

OR

Mark Harnett/Zachary Tramonti

Sard Verbinnen & Co.

(212) 687-8080